Exhibit 99


                           Press Release

    2441 Presidential Parkway (bullet) Midlothian, Texas 76065
  (bullet) Phone 972.775.9801 (bullet) Fax 800.579.4271 (bullet)
                           www.ennis.com



FOR IMMEDIATE RELEASE                FOR ADDITIONAL INFORMATION
                                     CONTACT:  Keith S. Walters,
                                     Chairman President & CEO
                                     (800) 752-5386

Midlothian, Texas, September 27, 2004



       ENNIS, INC. REPORTS SECOND QUARTER OPERATING RESULTS


      Midlothian,  Texas   --   Ennis,  Inc.  (NYSE:  EBF)  today

reported  operating results for its second quarter  ended  August

31, 2004.

      On  June  25,  2004,  the  Company  announced  two  related transactions,  the  purchase  of Crabar/GBF,  Inc.  from  Centrum

Equities,  Inc.  and the merger between the Company  and  Centrum

Acquisitions,  Inc.,  the  parent  company  of  Alstyle  Apparel.

"These combined transactions will solidify the Company's position in  the  wholesale  manufacturing portion of the  business  forms industry,  and at the same time provide the Company  with  a  new growth  product line," stated Keith Walters, Chairman,  President and  CEO  of Ennis, Inc.  "Upon completion of these transactions,

the  combined  entities will have annual revenues  in  excess  of

$500,000,000.  The impact of the Crabar/GBF acquisition  on  June

30,  2004  is reflected in second quarter operating results,  and the  merger with Alstyle Apparel is expected to be completed late in the third fiscal quarter."

For  the second quarter ended August 31, 2004, net sales amounted to  $73,374,000 compared to $65,003,000 for the same period  last year,  an  increase  of  12.9%.  Net  earnings  for  the  quarter amounted  to  $5,370,000 or $.32 per diluted share,  compared  to

$4,497,000,  or  $.27  per diluted share  for  the  corresponding period  last  year, an  increase of 19.4%.  Per share

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earnings  computations were based on 16,745,451  shares  for  the

quarter   compared   to  16,609,275  diluted   shares   for   the

corresponding period last year.

     For the six months ended August 31, 2004, net sales amounted to $139,110,000 compared to $129,877,000 for the same period last year,  an  increase  of 7.1%.  Net earnings for  the  six  months amounted  to  $9,952,000 or $.59 per diluted share,  compared  to

$8,601,000 or $.52 per diluted share for the corresponding period last year, an increase of 15.7%.  Per share earnings computations were  based  on  16,715,645 diluted shares  for  the  six  months compared  to 16,556,573 shares for the corresponding period  last year.


     Ennis, Inc., (NYSE: EBF) is one of the largest private-label printed business product suppliers in the United States. Headquartered in Midlothian, Texas, the Company has 37 production facilities located in 16 states, strategically located to serve the Company's national network of distributors. Ennis offers an extensive product line from simple to complex forms, laser cut-sheets, negotiable documents, internal bank forms, tags, labels, presentation folders, commercial printing, advertising specialties, screen printed products, and point-of-purchase display advertising that can be custom designed to customer needs. In addition, Ennis maintains highly proficient regional Customer Sales Centers to support distributors in their business efforts.

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                ENNIS, INC. AND SUBSIDIARIES
         CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
        (Dollars in Thousands Except Per Share Amounts)
                          (Unaudited)

Three Months Ended August 31,               2004        2003
                                            ----        ----

NET SALES                                $  73,374    $ 65,003
                                          --------    --------

COSTS AND EXPENSES:
  Cost of sales                             54,022      47,496
  Selling, general and administrative
   expenses                                 10,813       9,866
                                          --------    --------
                                            64,835      57,362
                                          --------    --------

EARNINGS FROM OPERATIONS                     8,539       7,641

OTHER INCOME (EXPENSE):
  Investment income                            137          13
  Interest expense                            (167)       (192)
  Other expense, net                            79        (208)
                                                49        (387)

EARNINGS BEFORE INCOME TAXES                 8,588       7,254
PROVISIONS FOR INCOME TAXES                  3,218       2,757
                                          --------    --------

NET EARNINGS                              $  5,370    $  4,497
                                           =======     =======

PER SHARE AMOUNTS:
  Basic net earnings                      $   0.33    $   0.28
                                           =======     =======
  Diluted net earnings                    $   0.32    $   0.27
                                           =======     =======
  Dividends                               $  0.155    $  0.155
                                           =======     =======

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC     16,427,776  16,347,228
                                         ========== ==========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED   16,745,451  16,609,275
                                        ==========  ==========


Six Months Ended August 31,                 2004        2003
                                            ----        ----

NET SALES                                 $139,110    $129,877
                                          --------    --------

COSTS AND EXPENSES:
  Cost of sales                            102,698      95,820
  Selling, general and administrative
   expenses                                 20,199      19,521
                                          --------    --------
                                           122,897     115,341
                                          --------    --------

EARNINGS FROM OPERATIONS                    16,213      14,536

OTHER INCOME (EXPENSE)
  Investment income                            142          27
  Interest expense                            (301)       (479)
  Other expense, net                            (2)       (211)
                                              (161)       (663)

EARNINGS BEFORE INCOME TAXES                16,052      13,873
PROVISIONS FOR INCOME TAXES                  6,100       5,272
                                          --------    --------

NET EARNINGS                              $  9,952    $  8,601
                                           =======     =======

PER SHARE AMOUNTS:
  Basic net earnings                      $   0.61    $   0.53
                                           =======     =======
  Diluted net earnings                    $   0.59    $   0.52
                                           =======     =======
  Dividends                               $  0.310    $  0.310
                                           =======     =======

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC     16,416,737  16,340,968
                                        ==========  ==========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED   16,715,645  16,556,573
                                        ==========  ==========

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                  ENNIS, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED BALANCE SHEETS
                     (Dollars in Thousands)
                          (Unaudited)

                                          August 31,  February 29,
                                             2004         2004
                                             ----         ----
                             Assets
CURRENT ASSETS:
   Cash and cash equivalents             $   8,530     $  15,067
   Accounts receivable, net                 37,622        29,800
   Inventories                              18,742        13,721
   Other current assets                      6,240         5,017
                                           -------       -------
       Total current assets                 71,134        63,605
                                           -------       -------

PROPERTY, PLANT AND EQUIPMENT, NET          52,308        46,480

GOODWILL, NET                               42,567        34,420

OTHER ASSETS                                 9,476         9,538
                                           -------       -------
                                         $ 175,485     $ 154,043
                                           =======       =======

              Liabilities and Shareholders' Equity
CURRENT LIABILITIES:
   Current installments of
    long-term debt                       $   6,237     $   6,335
   Accounts payable                         10,006         5,804
   Accrued expenses                         17,586        13,261
   Federal and state income tax payable        138            --
                                           -------       -------
       Total current liabilities            33,967        25,400
                                           -------       -------

LONG-TERM DEBT,
   LESS CURRENT INSTALLMENTS                16,000         7,800

DEFERRED CREDITS, PRINCIPALLY
   FEDERAL INCOME TAXES                      9,635        10,261

SHAREHOLDERS' EQUITY:
   Preferred stock, at par value                --            --
   Common stock, at par value               53,125        53,125
   Additional capital                          126           126
   Retained earnings                       150,200       145,653
   Accumulated other comprehensive income      (40)         (114)
                                           -------       -------
                                           203,411       198,790
   Treasury stock                          (87,528)      (88,208)
                                           -------       -------
        Total shareholders' equity         115,883       110,582
                                           -------       -------
                                         $ 175,485     $ 154,043
                                           =======       =======

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                  ENNIS, INC. AND SUBSIDIARIES
        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     (Dollars in Thousands)
                          (Unaudited)

                                             Six Months Ended
                                                August 31,
                                            2004        2003
                                            ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings                          $  9,952   $  8,601
   Adjustments to reconcile net earnings
      to net cash provided by operating
      activities:
        Depreciation and amortization      4,424       4,775
        Gain on sale of property, plant
         and equipment                      (188)         (4)
        Bad debt expense                     429         440
        Other                                 --        (275)
        Changes in operating assets and
         liabilities                      (3,047)      4,599
                                          -------    -------

             Net cash provided by
              operating activities        11,570      18,136
                                         -------     -------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                   (3,581)     (2,402)
   Purchase operating assets, net
    of cash acquired                     (17,701)         --
   Other                                     235          63
                                         -------     -------

             Net cash used in investing
              activities                 (21,047)     (2,339)
                                         -------     -------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Debt issued to finance acquisitions    11,000          --
   Repayment of debt issued to finance
    acquisition                           (3,335)     (4,037)
   Issue (purchase) of treasury
    shares, net                              363         330
   Dividends                              (5,088)     (5,068)
                                         -------     -------

             Net cash (used in)
	      provided by financing
	      activities                   2,940      (8,775)
                                         -------     -------

NET CHANGE IN CASH AND EQUIVALENTS        (6,537)      7,022

CASH AND EQUIVALENTS AT BEGINNING
 OF PERIOD                                15,067      13,860
                                         -------     -------

CASH AND EQUIVALENTS AT END OF PERIOD   $  8,530    $ 20,882
                                         =======     =======

Management's comments contain forward-looking statements that reflect the Company's current view with respect to future revenues and earnings. These statements are subject to numerous uncertainties, including (but not limited to) the rate at which the traditional business forms market is contracting, the application of technology to the production of business forms, demand for the Company's products in the context of a contracting market, variability in the prices of paper and other raw materials, and competitive conditions associated with the Company's products. Because of such uncertainties readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of September 27, 2004.
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